ASIA INVESTOR DAY 2012 John McCallion Vice President Investor Relations Exhibit 99.1

Safe Harbor Statement

These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.
Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and
Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) concerns over U.S. fiscal policy and the “fiscal cliff” in the U.S., as well as rating agency downgrades of U.S. Treasury securities; (3) uncertainty about the effectiveness of governmental and regulatory actions to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (4) increased volatility and disruption of the capital and credit markets, which may affect our ability to seek financing or access our credit facilities; (5) impact of comprehensive financial services regulation reform on us; (6) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates;
(7) exposure to financial and capital market risk, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (8) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect our ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets; (9) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions;
(10) investment losses and defaults, and changes to investment valuations; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) our ability to address unforeseen liabilities, asset impairments, or rating actions arising from acquisitions or dispositions, including our acquisition of American Life Insurance
Company and Delaware American Life Insurance Company (collectively, “ALICO”) and to successfully integrate and manage the growth of acquired businesses with minimal disruption; (15) uncertainty with respect to the outcome of the closing agreement entered into with the United States Internal Revenue Service in connection with the acquisition of ALICO; (16) the dilutive impact on our stockholders resulting from the settlement of common equity units issued in connection with the acquisition of ALICO or otherwise; (17) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (18) downgrades in our claims paying ability, financial strength or credit ratings; (19) ineffectiveness of risk management policies and procedures; (20) availability and effectiveness of reinsurance or indemnification arrangements, as well as default or failure of counterparties to perform; (21) discrepancies between actual claims experience and assumptions used in setting prices for our products and establishing the liabilities for our obligations for future policy benefits and claims; (22) catastrophe losses; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (24) unanticipated changes in industry trends; (25) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (26) changes in accounting standards, practices and/or policies; (27) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (28) exposure to losses related to variable annuity guarantee benefits,

Safe Harbor Statement (Continued)

including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (29) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (30) adverse results or other consequences from litigation, arbitration or regulatory investigations; (31) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (32) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (33) regulatory, legislative or tax changes relating to our insurance, banking, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (34) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on our disaster recovery systems, cyber- or other information security systems and management continuity planning; (35) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (36) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.
MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Explanatory Note on Non-GAAP Financial Information
All references in these presentations (except in this Explanatory Note on Non-GAAP Financial Information slide) to operating earnings, premiums, fees and other revenues and operating return on equity, should be read as operating earnings available to common shareholders, premiums, fees and other revenues (operating) and operating return on MetLife, Inc.’s common equity, excluding AOCI, respectively.
Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources.
Consistent with accounting principles generally accepted in the United States of America ("GAAP") accounting guidance for segment reporting, operating earnings is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested Businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).
The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
• Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees");
• Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations,
(iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv)
excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and
• Other revenues are adjusted for settlements of foreign currency earnings hedges.

Explanatory Note on Non-GAAP Financial Information
(Continued)
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
• Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and
NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value
Adjustments");
• Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;
• Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired ("VOBA") excludes amounts related to: (i) NIGL and
NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;
• Amortization of negative VOBA excludes amounts related to Market Value Adjustments;
• Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
• Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii)
acquisition and integration costs.
Operating return on MetLife, Inc.’s common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity.
Operating expense ratio is calculated by dividing operating expenses (other expenses net of capitalization of DAC) by premiums, fees and other revenues (operating).
MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company's performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating return on MetLife, Inc.’s common equity, operating return on MetLife, Inc.’s common equity, excluding AOCI, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income
(loss) available to MetLife, Inc.'s common shareholders, return on MetLife, Inc.’s common equity, return on MetLife, Inc.’s common equity, excluding AOCI, net investment gains (losses) and net derivative gains (losses), respectively.

Explanatory Note on Non-GAAP Financial Information
(Continued)

Managed Assets is a financial measure based on methodologies other than GAAP.  MetLife utilizes “Managed Assets” to describe assets in its investment portfolio which are actively managed and reflected at estimated fair value.  MetLife believes the use of Managed Assets enhances the understanding and comparability of its investment portfolio by excluding assets such as policy loans, other invested assets, mortgage loans held-
for-sale, and mortgage loans held by consolidated securitization entities, as substantially all of those assets are not actively managed in MetLife’s investment portfolio.  Trading and other securities are also excluded as this amount is primarily comprised of contractholder-directed unit-linked investments, where the contractholder, and not the company, directs the investment of these funds. Mortgage loans and certain real estate investments have also been adjusted from carrying value to estimated fair value.
For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are on the Investor Relations portion of our Internet website.  Additional information about our historical results is also available on our Internet website in our Quarterly Financial Supplements for the corresponding periods.
The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures.
In these presentations, we sometimes refer to sales activity for various products. These sales statistics do not correspond to revenues under
GAAP, but are used as relevant measures of business activity.
In these presentations, we provide guidance on our future earnings, premiums, fees and other revenues, and return on common equity on an operating or non-GAAP basis.  A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on
GAAP net income.

Agenda
Asia Overview
Christopher Townsend President, Asia
Japan
William Hogan Chairman & CEO, MetLife Alico Japan
Sachin Shah EVP & COO, MetLife Alico Japan
Hiroyoshi Kitamura EVP, Profit Center & Products, MetLife Alico Japan
Atsushi Yagai EVP, Strategy & Marketing, MetLife Alico Japan
Break
Korea and China
Jong Kim CEO, MetLife Korea
Bob Pei CEO, Sino-US United MetLife
Asia Financial Overview
Toby Brown CFO, Asia
Break
Q&A

ASIA INVESTOR DAY 2012 Christopher Townsend President Asia

Strategy to Become a World-Class Company
Drive Toward
Customer Centricity
and a Global Brand
Grow
Emerging Markets
Build Global
Employee Benefits
Business
Refocus the U.S.
Business

GLOBAL * WORLD-CLASS * SCALE

Meeting Growing Customer Demand
Grow and Leverage
Accident & Health
Solutions
Leverage
Multi-Channel
Distribution
Shifting costs from governments to
individuals
Aging populations needing health
solutions
Growing middle class needing protection

Asia Financial Results and Overview
#2 foreign life insurer in Japan¹
#2 in Accident & Health products in
Japan²
#1 foreign life insurer in Korea³
Growing presence in China
$8.7B
Premiums, Fees and
Other Revenues
$867M
Operating Earnings
11
Overview
2011
Financial
Results
1
2
3
Based on Annualized New Premiums (ANP) in Statutory filings (MetLife Alico Japan statutory fiscal  year 2011, April 1, 2011 - March 31, 2012).
Based on new business policies and inforce policies (MetLife Alico Japan statutory fiscal year 2011, April 1, 2011 - March 31, 2012).
Based on ANP in Statutory filings (MetLife Korea statutory fiscal year 2011, January 1, 2011 - December 31, 2011).
Source: The Life Insurance Association of Japan; Korea Life Insurance Association.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Target Key Segments in Mature Markets
MetLife’s 2   largest market
Strong growth in high-margin
products, despite challenging
environment
Leverage expertise across
MetLife, especially in Asia
Japan: A Cornerstone Market
MetLife’s 4  largest market
Diversified distribution
channels centered around a
strong career agency force
Favorable demographics drive
growth in Accident & Health
products
Korea: Growth Through Innovation

th
nd

Asia: Seeking Growth in Emerging Markets
Top 5 life insurer in both the Direct Marketing and
Bancassurance channels in China
Expanding our agency model into more Chinese
provinces and cities
Several other attractive, fast-growing insurance
markets

Source: China Insurance Regulatory Commission, based on Gross Written Premiums (GWP) for full year 2011; National Insurance Industry Communication Club.

Asia Key Takeaways Asia is a key segment and contributor to 2016 goals Growing market share in mature markets Opportunistically pursue organic and inorganic growth in emerging markets 14

ASIA INVESTOR DAY 2012 William Hogan Chairman & Chief Executive Officer MetLife Alico Japan

Why MetLife Alico
Macro trends creating attractive opportunities to take
share and capture growing segments
Competitive products and multi-distribution platform
Current positioning allows room for additional market
share gains
Growing significantly faster than market and building scale
Strong culture focused on profitable growth

Growing distribution productivity
Enhanced investment capability
Improving operating efficiency
Improving persistency
Growing brand preference
Acquiring new customers
Cross-selling
Broad product portfolio
We are Addressing Key Performance Drivers
Growth
Value
Multiplier

Japan Performance on the Right Trajectory
Operating Earnings
Operating Expense Ratio
Premiums, Fees and Other Revenues
Annualized New Premiums (ANP)
Persistency³
Operating Earnings,
31%
9%
50%
28%
124
192
18
as adjusted
²
1
2
3
(1H 2012 vs. 1H 2011)¹ Key Metrics
  MetLife ALICO Japan has a fiscal year-end Nov. 30. Therefore, the results presented for the first half of 2012 and 2011 reflect its operating results for the six months ended May 31,
2012 and 2011, respectively.
  Reflects $44 million in claims and expenses related to Japan earthquake and tsunami, $24 million of higher than planned variable investment income, partially offset by a net $5 million in DAC and other actuarial items.
  Excludes non-core $ Endowment and Retirement Assurance products.
bps
bps
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

ASIA INVESTOR DAY 2012 Sachin N. Shah Executive Vice President & Chief Operating Officer MetLife Alico Japan

Japan Offers Attractive Growth Opportunities
World’s 2    largest insurance market¹
Changing consumer needs
Consumers becoming more selective
Multi-channel access and service
Needs based advisory model
Opportunity to grow market share
Strain in social healthcare & pension
systems
Increased need for private
insurance

Swiss Re Research (2011). 1
nd

Married
Small / Medium Enterprises
Pre-Retirees
Retirees
Retirees
Singles
Married
A Comprehensive Life Insurance Solutions Provider
Face-to-Face
Bancassurance
Direct Marketing
Large & Growing Customer
Segments
Diverse
Distribution
Channels
Broad Product Portfolio
Primary Solutions Ancillary Solutions
Protection Life
Accident & Health
Savings Whole Life
Annuities
Accident & Health
Group Insurance
Annuities
Protection Life
Accident & Health
Protection Life

We are Gaining Market Share
MetLife Alico Premiums
¹
Market Share Trend
($ in Billions) ($ in  Billions)
22
MetLife Alico ANP
Market Share Trend
0
0
0.0%
1.0%
2.0%
3.0%
4.0%
50
100
150
200
250
300
350
400
450
500
2008 2009 2010 2011
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
5
10
15
20
25
30
35
40
45
2008 2009 2010 2011
Industry ANP MetLife Alico Market Share
Industry Premiums MetLife Alico Market Share
Note : MetLife Plan FX rate of $1 = JPY 78.20.

Statutory premiums.
Source: Statistics of Life Insurance Business in Japan (for 2008-2010 data), Life Insurance Association of Japan (for 2011 data).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
1

Strong Foundation Focused on Profitable Growth Segments
Multiple advice-based distribution channels
Broad, innovative protection and savings solutions
Strong execution culture, focused on growth and
profitability
Powerful brand assets of “U.S. No.1” , Snoopy and Blimp
Solid balance-sheet, strong compliance and risk
management culture
1
Statistical study report of AM Best (Oct 2011).

1

Strategy Designed to Enhance Performance 24 Brand Enhancement Value Growth Customer Centricity Distribution Growth

Strategy Designed to Enhance Performance 25 Brand Enhancement Value Growth Customer Centricity Atsushi Yagai Hiroyoshi Kitamura Atsushi Yagai Distribution Growth Sachin N. Shah

Multiple Distribution Channels, Greater Customer Access
Prominent professional career
agency channel
Strong independent agent
channel
Access to nearly 90% of bank
deposit assets and customers
Leading Direct Marketing
player
Distribution Mix
1H 2012
1
Statutory Premiums, Deposits and Other Considerations.
Highlights
26
Career
22%
Direct
Marketing,
13%
Independent
Agents, 25%
Bancassurance,
40%
Agents,
1

Face-to-Face Distribution: A Leader in Productivity
Metrics
June 1, 2011 – May 31, 2012
Career
Agency
Independent
Agency
Sales Productivity per Active Agent per month $11,200 $12,100
Policy Productivity per Active Agent  per month 6.2 6.4
Accident & Health Cross-Sell Ratio
¹
71% 60%
27
1
Note : MetLife Plan FX rate of $1 = JPY 78.20.
Percentage of new policies (among six core whole life products) sold with stand-alone Accident & Health products and riders.

Continued Growth from Face-to-Face Channels
Note : MetLife Plan FX rate of $1 = JPY 78.20.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Increase penetration in Brokerage
General Agency segment
Expand unique Independent
Agency Federation
Improve productivity & cross-sell
Re-align sales support resources
and reduce expenses
Growth Priorities
Face-to-Face ANP Trend
($ in Millions)
28
0
200
400
600
800
1,000
1,200
1,400
2008 2009 2010 2011
Others Pure Protection

Larger Banks Offer Higher-End Customer Base
101 partner financial institutions
Multi-layer wholesaling model /
needs based sales approach
Full-service training and unique
e-learning capabilities
Competitive multi-currency
products
Highlights
Individual Bank Deposits
in Japan
(Total = $7.1 Trillion)
29
1
Note : MetLife Plan FX rate of $1 = JPY 78.20.

Individual bank deposits exclude small credit unions and foreign banks.
1
Source: Kinzai, Nikkin Report and bank disclosure (as of March 31, 2012).
Japan
Post, 31%
Mega
Banks,
27%
Regional
& Other
Banks,
31%
Non
Partners,
11%
-
-

Bancassurance: Focused on Profitable Segments
MetLife Alico Industry
Single premium whole life driving
recent growth
Mostly JPY denominated
products
Low interest rates and aggressive
competition pressuring margins
30
A leader in more profitable foreign
currency segment
A leader in Accident & Health,
growing double-digits annually
since 2008
Growing protection opportunity

Direct Marketing: Large, Highly Profitable Business
Industry pioneer in direct
marketing
Large sponsor base
Best-in-class call center
capabilities
Source of leads for face-to-face
channel
Highlights
Direct Marketing Product Mix
1H 2012
31
Statutory Premiums, Deposits and Other Considerations.
1
1
Accident
& Health,
76%
Life,
24%

Direct Marketing Business Repositioning
Direct Marketing ANP &
Marketing Efficiency Trend
($ in Millions)
Note : MetLife Plan FX rate of $1 = JPY 78.20.
1
Campaign Sales / Marketing Spend in MetLife Alico.  1H 2009 Marketing Spend Efficiency rebased to $100M.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Leverage and grow sponsor
business
Shift media mix to improve
efficiency
Expand existing online sales
capabilities
32
Direct Marketing Priorities
0
20
40
60
80
100
120
140
160
1H-2009 2H-2009 1H-2010 2H-2010 1H-2011 2H-2011 1H-2012
Sales
Marketing Spend Efficiency
100
155
1

Key Takeaways: Japan Distribution
Market offers attractive growth opportunities
Well positioned to capture profitable growth
Face-to-Face increasing productivity and profitable product
mix
Leveraging bank relationships for emerging protection
opportunity
Direct Marketing repositioning improving efficiency and growth

ASIA INVESTOR DAY 2012 Hiroyoshi Kitamura Executive Vice President, Profit Center & Products MetLife Alico Japan

Broad Suite of Products
Accident & Health
Life Annuity
Bancassurance
U.S.$ Whole Life
Yen Whole Life
Level Term
Sub-Standard
Whole Life
U.S.$ and Yen
Single Premium
Whole Life
Foreign Currency
Fixed Annuity
Foreign Currency
Fixed Annuity
35
Independent
Agents
Direct
Marketing
Career
Agents
Single Premium
Medical

Diversified Product Mix Weighted toward Protection
Statutory Premiums, Deposits and
Other Considerations
1H 2012
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
36
Operating Earnings
1H 2012
Accident
& Health,
26%
Group &
Credit,
1%
Annuities,
28%
Life Insurance,
45%
Life
Insurance,
10%
Accident &
Health,
70%
Group &
Credit, 1%
Annuities,
19%

Proactively Growing Value
Relatively low in-force penetration
Volatile investment markets
Low interest rates
Asset diversification
Re-price, manage product mix and
enhance investment yields
Emphasize cross-selling / packaging
Increased competition and medical
technology advances
Continued product innovation
Leveraging global scale
Driving expense efficiency

Minimal Impact of Lower Interest Rates
Product ANP Share Sales Impact
Profitability
Impact
Level Premium Life 36% Low Medium
Accident & Health 29% Low Low
Fixed Annuity 25% High Low
Single Premium Life 9% Medium High
38
1
1
Percentages reflect share of annualized new premiums for fiscal year 2011. Excludes group insurance products, which accounts for approximately 1% of total ANP share.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Leveraging MetLife’s Global Investment Capabilities
Total Investment Portfolio
As of June 30, 2012
Improving Asset Diversity and
Enhancing Investment Yields
Invest in USD corporate bonds,
swapped in AUD
Source USD commercial
mortgage loans
Utilize private placement bonds
in USD and AUD
Lengthen duration in Japanese
Government Bonds

Cross-Sell for Both New and Existing Customers
Maintain high cross-sell rates
through advice-based model
Mine existing customer
database
Direct marketing business
generates leads to agents
Cross-sell Opportunities Policies per Customer
1
From January 1, 2011 through June 30, 2012.
40
1.54
1.56
1.58
1.60
1.62
Q1-2011 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012
~130,000 net policies cross-sold
1

Culture of Product Innovation
Dual-Currency
Fixed Annuity
$ Interest Sensitive
Whole Life
Single Premium
Whole Life FIH
Guaranteed Issue
Full-in-Hospital (FIH)
MetLife Alico has developed over 20 Industry First products
Product Innovation Examples:
Cancer Diagnosis
Rider for SIFIHWL
Simplified Issue FIH
41
Interest Sensitive
Low Cash Value WL
2003 1999 2007 2000
2010
2006
2012

Product Innovation Continues
Advancing health care technology
and government policy relaxing
guidelines for mixed treatment
Nov. 2011
Outpatient Treatment Rider for
Sub-standard Medical
Nov.  2011
Advanced Medical Treatment Rider for
Sub-standard Medical
Sep. 2012
Cancer Rider for Sub-standard Medical
Government policy creating
incentives for outpatient and
in-home treatment

Key Takeaways: Japan Products
Broad product portfolio meeting customer lifetime needs
Well-diversified and balanced
Emphasis on lower capital intensive and high ROE
products
Leveraging global investment capability
Continuing to innovate

ASIA INVESTOR DAY 2012 Atsushi Yagai Executive Vice President, Strategy, Customer Marketing & Direct Marketing MetLife Alico Japan

Consumers Want a New Kind of Insurance Company
Source: MetLife internal research.
70% of policyholders considering
changing their current policy
68% of consumers consider two
brands or less
85% of consumers think life
insurance is too difficult and
complicated
Become easier to do business with
Enhance brand recognition and
preference
Focus on post-sale follow-up

MetLife Alico Response Industry

Persistency Ratio
Post-sale Follow-up Leads to Greater Retention
Key Initiatives
Agent notification system for
unpaid and lapsed policies
Increase credit card usage
“Orphan” customer management
Align incentives to persistency
improvement
46
81%
82%
83%
84%
85%
86%
87%
88%
2008 2009 2010 2011

Become Easier To Do Business With
New Business
Benefit Payment
Relationship Management
Enhance self-service capabilities
Streamline and simplify claims
process
Redesign new business process and
simplify forms

Enhance Brand Recognition and Preference 48

Key Takeaways: Japan Customer Centricity & Brand
Enhancement
Customers want a new kind of
insurance company
Post-sale follow-up driving
persistency improvements
Becoming easier to do business
with will drive growth and value
creation
Leveraging unique brand assets
to enhance our brand
Efficiency
Persistency /
Brand Preference
Sales

ASIA INVESTOR DAY 2012 William Hogan Chairman & Chief Executive Officer MetLife Alico Japan Summary

Growth Value Multiplier 51 Key Takeaways: MetLife Alico Japan

ASIA INVESTOR DAY 2012 Jong Kim Chief Executive Officer MetLife Korea

MetLife Korea – Building Value Through Discipline Focused on productivity and profitability Top-tier Career Agency Fast growing General Agency Successful launch of Accident & Health initiative 53

Increasing demand for Accident &
Health products
General Agency is the fastest
growing channel
Rapidly aging society driving need
for retirement solutions
One of the first to launch individual
retirement products
Leverage Career Agency expertise to
drive General Agency success
Market growth is slowing
Enhance sales skills and productivity
in the Agency Channel; focus on
margin improvement

Korea - Strategic Direction
Continue successful A&H rollout

Korea – Demographic Trends
Age Distribution in Korea
Source: Statistics Korea; data as of Dec. 2011.
Korea will become a “super-
aged society” by 2026
Dependent population
increasing, driving need for
retirement and protection
products
MetLife one of the first to
provide individual retirement
products following regulation
change
55
16%
13%
13%
73%
71%
63%
11%
16%
24%
0%
20%
40%
60%
80%
100%
2010 2020 2030
0-14 15-64 65+

Focused on Margin Improvement
Leveraging technology to drive persistency gains and
improve productivity
Revamped distributor compensation to better align
incentives with persistency
Maintain pricing discipline while offering competitive
products

Top-Tier Career Agency Drives Sales Growth
Source : Korea Life Insurance Association  and MetLife internal research.
Note : MetLife Plan FX rate of $1 = 1,095 won.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Strong growth in
professional career agents
Focus on agent
productivity
#1 in % of Million Dollar
Round Table (MDRT)
qualifiers
Career Agency Channel
New Sales ANP

Career Agency – High-Quality Agents
Highest agent
productivity in the
market
25% of agents qualified
for MDRT
Based on monthly new premiums per agent.
Source : Korea Life Insurance Association and MetLife internal research.
Note : MetLife Plan FX rate of $1 = 1,095 won.
Agent Productivity
1
(2011)
% MDRT Qualifiers (2011)

1

“A Day in the Life of Two Agents”
Launched a mobile sales system to over 4,500 agents
Generated 8% of sales leads through mobile sales
system
Plan to roll out mobile service system to customers in
January 2013

General Agency – Fastest Growing Channel in the
Market
Source : Korea Life Insurance Association and MetLife internal research.
Note : MetLife Plan FX rate of $1 = 1,095 won.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
General Agency Channel
New Sales ANP
MetLife’s General
Agency business grew
four times faster than the
market
Increasing number of
General Agency partners
Profitable mix of products

2009 2010 2011

Successful Launch of Accident & Health Initiative
Note : MetLife Plan FX rate of $1 = 1,095 won.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Strong sales growth driven by:
–
“A&H Everything” initiative
–
Whole Life Cancer
product launch, Sept.
2011
Innovative products leveraging
MetLife Japan expertise
Accident & Health products
drive higher returns for the
business
61
Monthly Average New Sales of A&H in 2011
(ANP, stand-alone only)
2010 2011
Jan-Aug Sep-Dec
A&H New Sales ANP

Korea - Key Takeaways
Focused on maximizing productivity and profitability
Continued success in Career Agency
Career Agency expertise leveraged in General Agency
channel
Positioned to capture retirement and Accident & Health
opportunities

ASIA INVESTOR DAY 2012 Bob Pei Chief Executive Officer Sino-US United MetLife

MetLife in China – Building a Strong Franchise for
the Future
Maintaining strong sales growth into 2012
Strategically expanding footprint in China
Continuing to build on strong multi-channel distribution
capabilities
Disciplined marketing strategy
Strong joint venture partner relationship

Employee benefits market emerging
Insurance penetration increasing in
Tier 2 and Tier 3 cities
Continue to expand into new
provinces and cities
Expand employee benefits offering
Market growth is slowing;
increasing regulation
Continue leading position in Direct
Marketing and expand agency
penetration in existing cities
Deepen relationship with banks
65
China - Strategic Direction
Foreign insurers share remains low
overall; higher in Tier 1 cities
Continue disciplined marketing
strategy and focus on target market
segments

Strong Growth in China
Source : MetLife Plan FX rate of $1 = 6.225 yuan.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Geographic expansion
Improving productivity of
all channels
Successful merger of joint
ventures in 2011
Premiums, Fees and Other Revenues

2009 2010 2011

MetLife in China – Expanding Footprint
11 cities at 2009 end
Chongqing
Branch
Chongqing
Jiangsu Branch
Nanjing
Wuxi
Guangdong Branch
Guangzhou
Shenzhen
Beijing HO
Beijing
Liaoning Branch
Dalian
Shenyang
Zhejiang Branch
Hangzhou
Ningbo
Shanghai HO
Shanghai
19 cities at 2010 end
Sichuan Branch
Chengdu
Suzhou
Nantong
Foshan
Dongguan
Shaoxing
Wenzhou
Fujian Branch
Fuzhou
Changzhou
Zhuhai
Jinhua
Hubei Branch
Wuhan
Shantou
MetLife had access to 37% of the insurance market at YE 2011
Source: MetLife internal research.

24 cities at 2011 end

Diversified Channels and Balanced Business
Direct Marketing and
Bancassurance resulting in
faster payback on new city
entry
Building Agency and Group
as markets and operations
mature
Expanding beyond Tier 1 to
capture higher growth in
Tier 2 and Tier 3 cities
Distribution Mix & Geographic Split
ANP 1H 2012
68
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
DMTM Group Bancassurance Agency
Tier 1 Tier 2 Tier 3

Market Leader in Direct Marketing
Over 3,000 Telemarketing
Sales Representatives (TSRs),
focused on Accident & Health
Highest productivity among
competitors
Strong capability in generating
leads
Operate through sponsors and
proprietary channels
Rapidly Growing TSR Base
69
500
1,000
1,500
2,000
2,500
3,000
3,500
2009 2010 2011
0
1
1
National Life Insurers’ Direct Marketing / Telemarketing Data Exchange; data as of July 2012.

Leading insurer with foreign banks
1
Strong account / wholesaler management and best-in-class
training
Expertise in targeting mass affluent segment
Balanced product portfolio with A&H, Life and Retirement
Track record for product innovation in variable products
Differentiated Bancassurance Model
1 Data as of June 2012 as provided by distribution partners.

Highly Productive Agency Force
Market leader in productivity
Success based on selective
recruiting process and
compensation system
Need based selling model and
e-solution to differentiate from
competitors
Focused on protection products
1 National Insurance Industry Communication Club; data as of July 2012.
2 Includes only joint ventures operating in China.
Agency Productivity
71
Peer Average MetLife
2
1

China - Key Takeaways
Growing faster than the market
True multi-channel expertise
Disciplined approach to expansion
Optimize channel approach to city maturity & customer needs
A diversified, balanced and disciplined business

ASIA INVESTOR DAY 2012 Toby Brown Chief Financial Officer MetLife Asia

A Growing Financial Position in Asia

($ in millions)
1H 2011  1H 2012
Change
Operating Earnings $395 $572 45%
Annualized New Premiums (ANP)
$1,569 $1,780 13%
Premiums, Fees and Other Revenues $4,300 $4,609 7%
Operating Expense Ratio
26.4% 24.3% -210 bps
Japan SMR
896% 896% -
Capital Repatriation
- $1,575 -
1 1
2
2
3
3
1
May 31, 2012 and 2011, respectively.
2
China operating earnings and ANP included at 50% for non-consolidated joint venture.
3
Excludes the China joint venture, which is recorded as net investment income in MetLife Asia’s consolidated financial statements.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
MetLife ALICO Japan has a fiscal year-end Nov. 30. Therefore, the results presented for the first half of 2012 and 2011 reflect its operating results for the six months ended

Operating Earnings Growth

Asia Operating Earnings up 45%;
Up 26% on an Adjusted Basis
1 Reflects $44 million in claims and expenses related to Japan earthquake and tsunami.
2 Reflects $24 million of higher than planned variable investment income, partially offset by a net $5 million in DAC and other actuarial items.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Strong core performance,
improved operating margin
Repositioning of Japan
DM business
1H 2011 includes Japan
earthquake & tsunami
1H 2012 includes variable
investment income
$ in Millions
1
2
1H 2011 Adjusting Items 1H 2012 Adjusting Items
$395
$44
$572
($19)

Strong New Business Growth

ANP up 13%
$1,569
$1,780
($ in Millions)
MetLife has a strong
and growing position
in Japan
Well positioned in
Korea and emerging
markets
Our focus is on
disciplined growth
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
1H 2011 1H 2012
Other Asia Korea China Japan

$1,569
$1,780
ANP up 13%
($ in Millions)
Growth weighted
towards protection
Clear, disciplined
pricing process
Proactive portfolio
management
Broad Based Growth Across Product Segments
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
1H 2011 1H 2012
Group & Credit Life A&H Retirement

PDOC up 11%, PFOs up 7%
$9,963
$11,070
($ in Millions)
Double digit statutory
renewal premiums
growth
Increasing brand
activities in key
markets
Strong focus on
customer centricity
Increasing
distribution efficiency
Increased Multiplier from Persistency Initiatives
$4,300
$4,609
Statutory Premiums, Deposits
and Other Considerations
Premiums, Fees and
Other Revenues
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
1H 2011 1H 2012
RNP FYP Single P
1H 2011 1H 2012

1H 2011 1H 2012
Net investment
income
$1,109 $1,383
Investment portfolio
gains/(losses)
($68) ($127)
Derivative
gains/(losses)
$41 $31
Managed Assets: $92.3 Billion
1
Asset Type Income
1 Estimated fair value as of June 30, 2012.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Foreign Government
Investment Grade Corps.
Structured Finance
U.S. Treasury & Agency
Real Estate
Below Investment Grade Corps.
Corp. Equity
Cash & Short-Term Investments
79
Asia Portfolio Credit Quality
91% A-rated or higher
99% investment grade
41%
10%
4%
2%
<1%
39%
3% 1%

Macro and Strategic Overview
Challenging Economic
Environment
Managing business / earnings impacts
Maintaining credit quality
Leveraging MetLife’s investment capabilities
Investment Margin Expansion
Strategies
Leverage global credit skills
Competitive advantage in private assets
Cross-currency asset strategies
Maintain Disciplined ALM Philosophy
/ Risk Management
Highly diversified portfolio
Liability-driven asset strategies
Risk management focus

Operating Expense Ratio Improvement of
~210 bps; Expenses Nearly Flat YoY
1
Disciplined Expense Management
Absolute spend
levels nearly flat
Increased sales and
operating efficiency
Impact of improved
persistency on
revenues 0%
4%
8%
12%
16%
20%
24%
28%
1H 2011 1H 2012
26.4%
25.7%
1
24.3%
Excludes $28 million of expenses related to Japan earthquake and tsunami.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Strong Capital Position in Mature Markets
Japan and Korea
maintaining strong
SMRs
Subsidiary
conversion in Japan
completed,
repatriated $1.57
billion
Solvency Margin Ratio vs.
Industry Average and Regulatory Minimum
1
0%
200%
400%
600%
800%
1000%
Japan Korea
Latest reported Industry Average Regulatory minimum
Industry average is calculated using a simple average. Data from public filings as of June 30, 2012.
1

Sensitivity of Japan’s Solvency Margin Ratio to Interest
Rate Movements

SMR expected to
range between 600 -
700% for a 200 bps
increase in Japanese
interest rates
Rising interest rates
has a favorable
economic impact on
the business
SMR Sensitivity to Interest Rates
1
As of June 30, 2012.
600%
700%
800%
900%
1000%
1100%
1200%
-0.5% 0.0% 0.5% 1.0% 1.5% 2.0%
Interest Rate Change
Japan Rates Only
US Rates Only
Australian Rates Only
Others
896%
1

Sensitivity of Japan’s Solvency Margin Ratio to FX Rate
Movements

FX has a modest
impact on SMR ratio
A strengthening Yen
has a favorable
economic impact on
the business
SMR Sensitivity to Exchange Rates
1
As of June 30, 2012.
600%
700%
800%
900%
1000%
1100%
1200%
100 90 79.31 70 60
$ / Yen
Yen:USD
Yen:AUD
Yen:Others
896%
1

Further Opportunities to Drive Value

Global scale and simplicity efficiency
Increasing share of protection sales through our unique
multi-channel touch points
Increased investment margins
Operational & sales efficiency
Increased capital efficiency / deployment

Key Takeaways
Asia is a core and growing contributor to MetLife
Balance of mature, developing and emerging markets all
with growth opportunities
Maintaining profitability discipline despite macro headwinds
Key initiatives capitalize on trends and opportunities
Future opportunities to further increase value

ASIA INVESTOR DAY 2012 Appendix

Explanatory Note on Non-GAAP Financial Information

All references in these presentations (except in this Explanatory Note on Non-GAAP Financial Information slide) to operating earnings, premiums, fees and other revenues and operating return on equity, should be read as operating earnings available to common shareholders, premiums, fees and other revenues (operating) and operating return on MetLife, Inc.’s common equity, excluding AOCI, respectively.
Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources.
Consistent with accounting principles generally accepted in the United States of America ("GAAP") accounting guidance for segment reporting, operating earnings is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested Businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).
The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
• Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees");
• Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and
•
Other revenues are adjusted for settlements of foreign currency earnings hedges.

Explanatory Note on Non-GAAP Financial Information
(Continued)

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
• Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and
NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value
Adjustments");
• Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;
• Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired ("VOBA") excludes amounts related to: (i) NIGL and
NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;
•
Amortization of negative VOBA excludes amounts related to Market Value Adjustments;
•
Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
•
Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii)
acquisition and integration costs.
Operating return on MetLife, Inc.’s common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity.
Operating expense ratio is calculated by dividing operating expenses (other expenses net of capitalization of DAC) by premiums, fees and other revenues (operating).
MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company's performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating return on MetLife, Inc.’s common equity, operating return on MetLife, Inc.’s common equity, excluding AOCI, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP:  GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income
(loss) available to MetLife, Inc.'s common shareholders, return on MetLife, Inc.’s common equity, return on MetLife, Inc.’s common equity, excluding AOCI, net investment gains (losses) and net derivative gains (losses), respectively.

Explanatory Note on Non-GAAP Financial Information
(Continued)
Managed Assets is a financial measure based on methodologies other than GAAP. MetLife utilizes “Managed Assets” to describe assets in its investment portfolio which are actively managed and reflected at estimated fair value. MetLife believes the use of Managed Assets enhances the understanding and comparability of its investment portfolio by excluding assets such as policy loans, other invested assets, mortgage loans held-for-sale, and mortgage loans held by consolidated securitization entities, as substantially all of those assets are not actively managed in
MetLife’s investment portfolio.  Trading and other securities are also excluded as this amount is primarily comprised of contractholder-directed unit-linked investments, where the contractholder, and not the company, directs the investment of these funds. Mortgage loans and certain real estate investments have also been adjusted from carrying value to estimated fair value.
For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included in this Appendix to the presentation materials and are on the Investor Relations portion of our Internet website.
Additional information about our historical results is also available on our Internet website in our Quarterly Financial Supplements for the corresponding periods.
The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures.
In these presentations, we sometimes refer to sales activity for various products. These sales statistics do not correspond to revenues under
GAAP, but are used as relevant measures of business activity.
In these presentations, we provide guidance on our future earnings, premiums, fees and other revenues, and return on common equity on an operating or non-GAAP basis.  A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income.

Definitions

Definitions
Sales / Annualized New Premiums:
• 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions) count  towards
Annualized New Premiums.  20% of single-premium deposits from credit insurance count towards Annualized New Premiums.
• 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group) count towards Annualized New Premiums.

Reconciliations

MetLife ALICO Japan has a fiscal year-end Nov. 30. The results presented for the six months ended June 30, 2012 and 2011 reflect its operating results for the six months ended May 31, 2012 and 2011, respectively.
Reconciliation of Operating Earnings Available to Common Shareholders to
Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders – Asia
($ in Millions)
Six Months Ended
June 30, 2011 2011
Operating earnings available to common shareholders $                    572 $                     395 $                867
Adjustments from operating earnings available to common shareholders to net income (loss)
available to MetLife, Inc.'s common shareholders:
Add: Net investment gains (losses) (139) (158) (291)
Add: Net derivative gains (losses) 20 61 202
Add: Other adjustments to continuing operations (1) 29 19
Add: Provision for income tax (expense) benefit 33 38 41
Add: Income (loss) from discontinued operations, net of income tax - (60) (44)
Less: Net income (loss) attributable to noncontrolling interest 11 1 6
Net income (loss) available to MetLife, Inc.'s common shareholders $                        474 $                     304 $                788
Six Months Ended
June 30, 2012

1 Other expenses (operating) net of capitalization of DAC.
Reconciliation of Premiums, Fees & Other Revenues (Operating) to Premiums, Fees &
Other Revenues (GAAP) and Reconciliation of Operating Expense Ratio – Asia
MetLife ALICO Japan has a fiscal year-end Nov. 30. The results presented for the six months ended June 30, 2012 and 2011 reflect its operating results for the six months ended May 31, 2012 and 2011, respectively.
($ in Millions)
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2011 2011
Premiums, fees & other revenues (operating) 4,609 $                   4,300 $                  8,697 $
Adjustments from premiums, fees & other revenues (operating) to premiums, fees & other revenues (GAAP):
Add: Universal life and investment-type product policy fees (2) - -
Add: Other revenues 11 3 13
Premiums, fees & other revenues (GAAP) 4,618 $                   4,303 $                  8,710 $
Operating expenses
1
$                   1,120 $                  1,135
Operating expense ratio 24.3% 26.4%

($ in Billions) At June 30, 2012
Total investments 91.9 $
Add: Cash and cash equivalents 2.8
Add: Fair value adjustments 0.1
Less: Policy loans 1.7
Less: Other invested assets (4.6)
Less: Trading and other securities 5.4
Managed assets 92.3 $
97
MetLife ALICO Japan has a fiscal year-end Nov. 30. The results presented for the six months ended June 30, 2012 and 2011 reflect its operating results for the six months ended May 31, 2012 and 2011, respectively.
Reconciliation of Total Investments to Managed Assets - Asia

($ in Millions)
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2011
Net investment income (operating) $
Adjustments from net investment income (operating) to net
investment income (GAAP):
Add: Joint venture adjustments
Add: Net investment income on contractholder-directed unit-linked investments
Net investment income (GAAP) $                  $
Investment portfolio gains (losses) $ $
Adjustments from investment portofilio gains (losses) to net investment gains (losses):
Add: Other gains (losses) reported in net investment gains (losses) on GAAP basis
Net investment gains (losses) $                     $
Derivatives gains (losses) $                         $
Adjustments from derivative gains (losses) to net
derivative gains (losses):
Add: Joint venture adjustments
Add: Settlement of foreign currency earnings hedges
Net derivative gains (losses) $                        $
MetLife ALICO Japan has a fiscal year-end Nov. 30. The results presented for the six months ended June 30, 2012 and 2011 reflect its operating results for the six months ended May 31, 2012 and 2011, respectively.
1,383
-
149
1,532
(127)
(12)
(139)
31
-
(11)
20
$
1,109
(23)
91
1,177
(68)
(90)
(158)
41
23
(3)
61
Reconciliation of Net Investment Income (Operating) to Net Investment Income (GAAP),
Reconciliation of Investment Portfolio Gains (Losses) to Net Investment Gains (Losses)
and Reconciliation of Derivative Gains (Losses) to Net Derivative Gains (Losses) – Asia

Christopher G. Townsend

President, Asia

MetLife, Inc.

Christopher Townsend is president of MetLife’s Asia region and a member of the company’s executive group. Appointed to this position in August 2012, Townsend oversees all of MetLife’s businesses in Japan, Korea, Australia, Hong Kong and China.

Prior to joining MetLife, Townsend was, since 2010, chief executive officer of the Asia Pacific region at Chartis, a leading insurance organization serving more than 70 million clients around the world. In addition to leading all aspects of the business across the region, which included 4,700 employees in 15 countries, he oversaw the company’s risk, audit, compliance and investment divisions. As CEO, Townsend drove capital optimization, cost efficiency and a focus on client needs as he implemented a strategy to take advantage of opportunities to drive an above average return on equity.

From 2007 to 2010, Townsend was chief executive officer of Chartis Australasia, with responsibility for the company’s businesses across Australia and New Zealand. Working with many of the company’s internal and external stakeholders, he developed and executed on a three-year plan to deliver a superior compound annual growth rate and solid combined operating ratios. In addition to reorganizing the business around its customers, he drove innovation through product development and the implementation of an ebusiness initiative that helped differentiate Chartis from many of its key competitors.

Earlier in his career, Townsend was the CEO of Chartis Hong Kong, served as senior vice president of mergers and acquisitions and also held a number of senior leadership roles in Hong Kong, London and Sydney. He joined Chartis in the United Kingdom in 1991 and spent more than half of his 21-year career in the company’s Asia Pacific region.

Townsend has previously served as a board member of the Hong Kong Federation of Insurers, governor of the American Chamber of Commerce and board member of the Insurance Council of Australia. He is a Chartered Insurer.

# # #

William R. Hogan

Director, Representative Statutory Executive Officer,

Chairman and Chief Executive Officer

MetLife Alico Life Insurance K. K.

William R. Hogan is Director, Representative Statutory Executive Officer, Chairman and Chief Executive Officer of MetLife Alico Life Insurance in Japan. He has been in this role since January 2011 and is responsible for overseeing the Japan operations.

Prior to his current role, Hogan was appointed senior vice president, International Product Management for MetLife. In this role, he was responsible for leading MetLife’s International Business’s product management efforts with a clear accountability for the development, management and measurements of all products, institutional, individual or inbound reinsurance, outside of the United States. He also had responsibility for international strategy and risk management.

Hogan joined MetLife in July 2005, following MetLife’s acquisition of The Travelers Insurance Company, excluding certain assets, and substantially all of Citigroup’s international insurance operations. Upon joining MetLife, he was responsible for all individually underwritten products sold through retail distribution including bancassurance, third-party distribution, direct and telemarketing, as well as through the company’s agency forces outside the United States.

Prior to joining MetLife, Hogan was regional head of Latin America for CitiInsurance, Citigroup’s international insurance division. As regional head, he was in charge of all insurance operations for CitiInsurance in Latin America, including managing four insurance companies and supporting Citibank insurance distribution in 12 countries.

Before taking responsibility for the Latin America region, Hogan was senior vice president, Travelers Life & Annuity, responsible for the P&L and operations of the life insurance and the retail annuities businesses. From 1997 to 2000, Hogan served as vice president and chief actuary for Travelers Life & Annuity, responsible for corporate risk oversight and all budgeting and financial reporting. In addition, he was chief actuary for the group annuity business. He started his career as an actuarial student with Travelers and held a variety of positions including that of actuary, individual annuities product development and asset liability.

Hogan received a B. A. degree in mathematics from Williams College. He is also a fellow in the Society of Actuaries.

#    #    #

Sachin N. Shah

Statutory Executive Officer and Executive Vice President, Chief Operating Officer

MetLife Alico Life Insurance K. K.

Sachin N. Shah is Statutory Executive Officer and Executive Vice President, COO of MetLife Alico Life Insurance in Japan. In this role, Shah is responsible for overall strategy, marketing, branding, all distribution channels and distribution support functions in Japan. He was the global leader for the integration of Alico into MetLife until closing of the transaction.

He was named to this position in 2011 and has held several leadership roles at MetLife since joining the company almost 14 years ago.

Prior to his current position, Shah was responsible for developing and executing business strategy for MetLife’s international business. In this role, Shah identified and managed key growth initiatives as well as mergers & acquisitions in the international markets where MetLife operates. Examples include entry into group dental business in Brazil, expansion of pensions business in Mexico, launching bancassurance and career agency in India, re-positioning the career agency channel in China, and expansion of general agency channel in Mexico.

Shah received a B.S. degree in electrical engineering and a master’s degree in technology and business management from Stevens Institute of Technology in New Jersey. He has been recognized by Who’s Who in Management Professionals and most recently in Who’s Who of National Business Leaders.

#  #  #

Hiroyoshi Kitamura

Statutory Executive Officer and Executive Vice President, Profit Center & Products

MetLife Alico Life Insurance K. K.

Hiroyoshi Kitamura is Statutory Executive Officer and Executive Vice President in charge of Profit Center & Products of MetLife Alico Life Insurance in Japan. In this role, he is responsible for top line and bottom line of all products sold in Japan, as well as product development and product management.

Prior to this role, Kitamura was Vice President in charge of the Insurance Profit Center, where he was responsible for Life, A&H and Group products.

From 2004 to 2007, he held positions of Regional Assistant Vice President in charge of Medical Profit Center at AIG Japan and its Korea Regional Office. In this role, he supervised A&H product development and product management at three life insurance companies in Japan and one in Korea.

Kitamura has worked in product development related positions since he became manager of the Medical Product Profit Center in 2002. In this role, not only did he develop various new products including Life-style Related Disease Insurance, but he also succeeded in packaging value added services with A&H products so to enhance product competitiveness.

Prior to his role at Medical Product Profit Center, in 1997 Kitamura started up data based marketing in Alico Japan to accelerate up-selling and cross-selling activities in face-to-face distributions. In this role, he worked closely with distribution, as well as information technology and operations.

Kitamura started his career at Alico Japan in direct marketing where he worked as an account manager for some of Alico Japan’s sponsors, including credit card companies.

Kitamura received a B.A. degree from Meiji Gakuin University and an MBA from New York University.

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Atsushi Yagai

Executive Officer and Executive Vice President

Strategy, Customer Marketing & Direct Marketing

MetLife Alico Life Insurance K. K.

Atsushi Yagai is Executive Officer and Executive Vice President in charge of Strategy & Marketing and Direct Marketing for MetLife Alico Life Insurance in Japan. He has been in this role since January 2011, when he joined the company.

Prior to joining MetLife, he held various executive roles including President and Representative Director for Timberland Japan, Executive Vice President and Director of Marketing & Sales for AFLAC Japan, and President and Representative Director for Barilla Japan. Yagai began his career at Dentsu Inc. as an Account Executive. He also has consulting experience at McKinsey & Company.

Yagai graduated from Keio University with a Bachelor in Economics, and received an MBA from IMD-Lausanne.

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Jong Kim

Chief Executive Officer

MetLife Korea

Jong Kim has been CEO of MetLife Korea since August 2009, and is concurrently serving as Chairman of the MetLife Welfare Foundation, established in 2005. As CEO, he is responsible for P&L of MetLife Korea, overseeing diverse distribution channels: Professional Agency, Bank Distribution and Institutional Business.

Prior to becoming CEO, Kim was the Chief Operating Officer from May 2007 to July 2009. In this role, he successfully grew the career agency from approximately 3,000 to 5,300 agents. The professional agency organization of MetLife Korea is highly regarded in the Korea life insurance industry and a critical component of MetLife Korea’s success.

Prior to re-joining MetLife Korea in May 2007, Kim served as Senior Vice President at Korea Life Insurance Co. from October 2005 to April 2007, responsible for the newly established professional agency channel.

Previously at MetLife, Kim served as Head of Corporate Pension Business from January to September 2005. Prior to this position, he was the Managing Director of the Individual Business Department of the Los Angeles division of MetLife U.S.A. from October 2003 to December 2004. Also, Kim played a key role as Head of Individual Business of MetLife Korea from 1998-2003, successfully building the professional sales agent organization to approximately 2,000 agents by year-end 2003. In this role, he also helped to increase the number of sales agency branch offices to 80. Prior to this position, he served as Director of the sales support team from 1989 to 1998.

Kim first joined MetLife at the company’s Concord, California sales agency. During 1986 to 1989, he worked as a sales representative and then branch manager. Before joining MetLife, he worked at California Korea Bank from 1983 to 1984 as operations manager in Los Angeles, California. He began his career at Chase Manhattan Bank in Korea 1981.

Kim received his Bachelor of Business Administration from Korea University and his MBA from the University of California, Berkeley.

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Bob Pei

Chief Executive Officer

Board member

Asia Pacific Region / China

Sino-US United MetLife

Bob Pei is the CEO of Sino-US United MetLife, which was created as a result of the merger between United MetLife – SAIL JV and Sino-US MetLife in April 2011. He has held this position since the merger. His primary strategic focus has been growing the MetLife franchise in China.

Prior to this position, Pei was the acting CEO of Sino-US MetLife (May 2010 – April 2011) and the CEO of United MetLife (August 2005 – May 2010).

Prior to MetLife, Pei was the CEO of CitiInsurance, Citigroup’s international insurance division, from 2004 to 2005. Under his leadership, United MetLife successfully completed the transition from CitiInsurance to MetLife, with Shanghai Alliance Investment Ltd. as MetLife’s JV partner, and the merger between United MetLife – SAIL JV and Sino-US MetLife.

Prior to becoming CEO of CitiInsurance, Pei held several senior positions at Citigroup in Asia. He was Vice President, Asia Pacific Business Development of Citigroup Global Consumer (2001-2004) and Vice President and Country Manager of Citigroup, Global Consumer Business Taiwan (1998 to 2001).

Before Citigroup, Pei worked for CIGNA Taiwan, where he held several key and diverse roles. He served as Country Manager from 1996-1998 and held the positions of CFO and Chief Agency Officer from 1991-1996.

From 1984 to 1991 Pei worked as an Audit Supervisor and Acting Controller for Hospital Corporation of America, one of the leading providers of healthcare services in the U.S., where he developed insights into the healthcare industry.

Pei is a certified public accountant and a member of the American Institute of Public Accountants. He served as Chairman, Insurance Committee and board member of the American Chamber of Commerce, WTO acting committee member - American Chamber of Commerce, board member of Taiwan Life Insurance Association and on the Business Development Committee of Taiwan Life Insurance Association.

Pei holds a B.S. degree in accounting from Soochow University (Taiwan) and an MBA in accounting from North Texas State University.

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Toby Srihiran Brown

Senior Vice President and Chief Financial Officer – Asia

MetLife, Inc.

Toby Brown is Senior Vice President and Chief Financial Officer - Asia, for MetLife, Inc. since May 2011. He also concurrently serves as Executive Vice President, Strategic Finance of MetLife Alico Japan.

As CFO for Asia, Brown is responsible for the overall financial leadership of all of Metlife’s businesses in Asia including the existing Japan and Asia Pacific sub regional CFO organizations, Risk Management, Actuarial Valuation, Capital Management, Reinsurance, Product and Pricing Management, Tax/Financial Accounting and Controls, and Financial Planning and Analysis. Brown joined MetLife when they acquired Alico in November 2010.

Brown joined AIG/Alico in 2000, working first for parent company American International Group, Inc., as part of the global audit and consulting team, traveling extensively in the emerging market territories of Latin America, Western Europe, and Central & Eastern Europe. He also spent time at AIG Private Bank in Zurich.

Brown transferred permanently to Alico in 2002, where he held a number of positions of increasing responsibility within the Central and Eastern Europe Region (13 countries / 22 Life, Pension, Asset Management, Mutual Fund, and Shared Service Operations), most recently as Regional Chief Financial Officer and Head of Strategy (2008-2011) and immediately prior to this as Regional Chief Operating Officer (2003-2008) for all of Alico’s operations in Poland, Romania and the Baltics.

Before joining AIG and Alico, Brown worked for Coopers & Lybrand (now PricewaterhouseCoopers) in the UK.

Brown holds a Bachelors degree in Accounting and Finance, and also a MBA from Manchester Business School, UK.

He is a fellow member of the Institute of Chartered Accountants in England & Wales (FCA), and a fellow member of the Association of International Accountants (FAIA). He was also one of only 20 global financial leaders to be chosen for and complete the AIG/NYU Stern Executive CFO development program.

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John D. McCallion

Vice President, Investor Relations

MetLife, Inc.

John D. McCallion is vice president and head of investor relations of MetLife, Inc., a leading global provider of insurance, annuities and employee benefit programs serving 90 million customers. Appointed to this position in February 2011, McCallion manages and coordinates the presentation of MetLife’s financial results, messages and strategies to the analyst and investor community.

Prior to overseeing MetLife’s investor relations department, McCallion was vice president and chief financial officer of the company’s investments department. In this role, he was responsible for managing the financial analysis and reporting, as well as the income and expense plan and projection process for the company’s more than $450 billion investment portfolio. He also had oversight of the impairment and valuation process for MetLife’s investments.

McCallion joined MetLife in July 2006 after spending 10 years in PricewaterhouseCoopers’ insurance audit practice, where he worked with multinational and U.S. clients in the life and property/casualty insurance industries.

McCallion received a B.S. degree in accounting from Syracuse University and an MBA from the University of Pennsylvania, The Wharton School. He is a certified public accountant and a member of the American Institute of Certified Public Accountants.

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